UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 20, 2011
(Date of earliest event reported)	January 18, 2011

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
See discussion below under Item 7.01, Regulation FD Disclosure.
Item 7.01
Regulation FD Disclosure

On Jan. 18, 2011, ONEOK, Inc. released 2011 earnings guidance and reaffirmed 2010 earnings guidance.  A copy of the news release is attached as Exhibits 99.1 and is incorporated herein by reference.

On Jan. 18, 2011, ONEOK Partners, L.P. also released 2011 earnings and increased its 2010 earnings guidance.  On Jan. 19, 2011, ONEOK Partners, L.P. corrected an error in the paragraph on commodity price sensitivities in the Natural Gas Gathering and Processing section of the news release.  A copy of the corrected news release is attached as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits Exhibits 99.1 News release issued by ONEOK, Inc. dated January 18, 2011. 99.2 News release issued by ONEOK Partners, L.P. dated January 18, 2011, as corrected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	January 20, 2011	By:	/s/ Curtis L. Dinan
Senior Vice President, Chief Financial Officer and Treasurer

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